UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                         DATE OF REPORT - JULY 15, 2004
                        (Date of Earliest Event Reported)


                                 SIX FLAGS, INC.
             (Exact name of registrant as specified in its charter)


                           Commission File No. 1-13703


        Delaware                                         13-3995059
------------------------                    ------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


       11501 Northeast Expressway
        Oklahoma City, Oklahoma                                      73131
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(Address of Principal Executive Offices)                          (Zip Code)


       Registrant's Telephone Number, Including Area Code: (405) 475-2500

Item 7.    Financial Statements and Exhibits.
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(c) Exhibits.

           99.1      Press Release of Six Flags, Inc., dated July 15, 2004.


Item 12.   Results of Operations and Financial Condition.
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           This information shall not be deemed "filed" for purposes of Section
18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

           On July 15, 2004, a news release was issued on the subject of the year-to-date attendance and revenue performance of Six Flags, Inc. The news release did not include certain financial statements, related footnotes and certain other financial information that will be filed with the Securities and Exchange Commission as part of Six Flags' Quarterly Report on Form 10-Q for the period ended June 30, 2004. A copy of the press release relating to such announcement, dated July 15, 2004, is attached hereto as Exhibit 99.1 and is incorporated herein by reference.












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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     SIX FLAGS, INC.

                                     By: /s/ James F. Dannhauser
                                         -------------------------------------
                                         Name: James F. Dannhauser
                                         Title: Chief Financial Officer

Date: July 15, 2004















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
                                  EXHIBIT INDEX


Exhibit No.               Description
-----------               -----------

99.1                      Press Release, dated July 15, 2004.





















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